Inventories - Net of Allowance for Obsolete Inventories and Supplies (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Successor [Member]
Raw materials	$ 225	$ 221	$ 221	$ 124
Work-in-process	80	99	99	9
Finished goods	325	477	477	130
Materials and supplies, net	119	117	117	48
Total	$ 749	$ 914	$ 914	$ 311